Exhibit 99.1

NEWS FROM iMEDICOR

IMEDICOR, INC. ANNOUNCES RESIGNATION OF THOMAS OWENS AND APPOINTMENT OF JOHN SCHNELLER AS INTERIM CHIEF FINANCIAL OFFICER AND INTERIM CHIEF ACCOUNTING OFFICER

Windermere, FL, April 17, 2014 -- iMedicor, Inc. (OTC:VMCI.OB), a Nevada healthcare software and services corporation, formerly known as “Vemics,” ("iMedicor" or the "Company"), has announced the resignation, for personal reasons, of Thomas Owens as the Interim Chief Financial Officer and the Interim Chief Accounting Officer of iMedicor, Inc. (the “Company”). Thereafter, also on April 16, 2014, the Board of Directors of the Company appointed John Schneller, Senior Vice President of Finance as Interim Chief Financial Officer and Interim Chief Accounting Officer, to serve until the Board of Directors of the Company appoints a full-time Chief Financial Officer and Chief Accounting Officer of the Company.

Mr. Schneller is currently a Director of the Company and serves as Chairman of its Audit and Compensation Committees. Previously Mr. Schneller was a partner at investment banking concern, Scura Paley & Company, is a director of publicly traded company, Command Center, Inc. (OTC: CCNI) and is a business consultant to private companies in a number of industries.

Robert McDermott, President and Chief Executive Officer of iMedicor, said, "I am pleased that John Schneller was able to step in and fill the positions of Interim Chief Financial Officer and Interim Chief Accounting Officer that were formerly held by Tom Owens. John, who has an excellent background in finance, will continue to assist iMedicor in this area. iMedicor is continuing its search for a full-time Chief Financial Officer and Chief Accounting Officer.

ABOUT IMEDICOR

iMedicor, Inc. is a national provider of comprehensive secure communications solutions for the medical and dental communities. iMedicor offers dentists, general practitioners, specialized doctors and other healthcare professionals the use of a secure, HIPAA-compliant communications network that addresses current federal standards for security and interoperability. iMedicor also serves as one of the country's leading Meaningful Use consultants to assist doctors and dentists with conversion from paper to electronic health records (EHRs) and qualify under Medicare and Medicaid guidelines for Federal Incentive Funding.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this press release are forward-looking statements. These statements relate to future events or to the Company's future financial performance and involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company's control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company's current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Such risks, uncertainties and other factors, which could impact the Company and the forward-looking statements contained herein are included in the Company's filings with the Securities and Exchange Commission. The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons.  Actual results could differ materially from those anticipated in these forward-looking statements.

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For more information contact: John Schneller, Senior Vice President of Finance at iMedicor, Inc. 888-810-7706, ext. 822.